Certification Pursuant to Rule 30a-2(b) under the 1940

Act and Section 906 of the

Sarbanes-Oxley Act

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 9/30/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  11/29/2022

/s/ Matthew T. Hinkle

Matthew T. Hinkle,
Chief Executive Officer - Finance and Administration

I, Vivek Pai, Chief Financial Officer of the Franklin ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 9/30/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  11/29/2022

/s/ Vivek Pai

Vivek Pai
Chief Financial Officer, Chief Accounting Officer and Treasurer